EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Eagle Financial Services, Inc. (the “Company”) for the period ended March 31, 2008 to be filed with the Securities and Exchange Commission (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. Code Section 1350, as adopted pursuant to Code Section 906 of the Sarbanes-Oxley Act of 2002 that, to our knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ JOHN R. MILLESON
John R. Milleson
President and Chief Executive Officer

/S/ JAMES W. MCCARTY, JR.
James W. McCarty, Jr.
Vice President, Chief Financial Officer, and Secretary-Treasurer

Date: May 9, 2008